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Exhibit 3.1(s)

Corporation Section 18th Floor, James K. Polk Building Nashville, TN 37243-0306	TENNESSEE ARTICLES OF ORGANIZATION OF A LIMITED LIABILITY COMPANY	For Office Use Only

        The undersigned, acting as organizer(s) of a Limited Liability Company under the provisions of the Tennessee Limited Liability Company Act, § 48A-5-101, adopts the following Articles of Organization:

1.	The name of the Limited Liability Company is:

CROSSMAN COMMUNITIES OF TENNESSEE, LLC
(NOTE: Pursuant to the provisions of § 48A-7-101, each limited Liability Company name must contain the words "Limited Liability Company" or the abbreviation "LLC" or "L.L.C.")
2.	The name and address of the Limited Liability Company's initial registered office located in Tennessee is:
MARK LIVINGSTON (Name)
2753 MENDENHALL, SUITE 30		MEMPHIS	TN 38115

(Street Address)		(City)	(State/Zip Code)
SHELBY (County)
3.	List the name and address of the members organizing and/or members in this Limited Liability Company.
Crossman Communities, Inc.		9202 N. Meridian, Suite 300, Indianapolis, IN 46260

(Name)		(Address: Include City, State and Zip Code)
Deluxe Homes of Lafayette, Inc.		700 Farabee Court, Lafayette, IN 47903

(Name)		(Address: Include City, State and Zip Code)

(Name)		(Address: Include City, State and Zip Code)
4.	At the date and time of formation there are two (2) or more members. Number of members: 2
5.	The Limited Liability Company will be: (NOTE: PLEASE MARK APPLICABLE BOX)
☐ Board Managed ☒	Member Managed
6.	Number of members at the date of filing 2
7.	If the document is not to be effective upon filing by the Secretary of State, the delayed effective date and time is: Date N/A , 19 — , Time —
8.	The complete address of the Limited Liability Company's principal office is:
9202 N. Meridian, Suite 300		Indianapolis	IN 46260

(Street Address)		(City)	(State/Zip Code)
9. ☒	The Limited Liability Company has the power to expel a member.
☐	The Limited Liability Company does not have the power to expel a member. (NOTE: PLEASE MARK THE APPLICABLE BOX)
10.	Period of duration: perpetual
11.	Other Provisions: outlined in the Operating Agreement
12.	Do the members, parties (other than the LLC) to a contribution agreement or a contribution allowance agreement have preemptive rights? (NOTE: PLEASE MARK THE APPLICABLE BOX)
☐ Yes	☒	No
9/23/97 Signature Date	/s/ LYNN M. GAGEL Signature (Manager or member authorized to sign by the Limited Liability Company)
Organizer/Agent Signer's Capacity	Lynn M. Gagel Name (typed or printed)

SS-4249	RDA Pending

Corporation Section 18th Floor, James K. Polk Building Nashville, TN 37243-0306	ARTICLES OF AMENDMENT TO THE LIMITED LIABILITY COMPANY	For Office Use Only

LIMITED LIABILITY COMPANY CONTROL NUMBER (IF KNOWN):

PURSUANT TO THE PROVISIONS OF § 48A-9-104 OF THE TENNESSEE LIMITED LIABILITY COMPANY ACT, THE UNDERSIGNED ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS LIMITED LIABILITY COMPANY:

PLEASE MARK THE BLOCK THAT APPLIES:

☒	AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.
☐	AMENDMENT IS TO BE EFFECTIVE

		MONTH	DAY	YEAR

(NOT TO BE LATER THAN THE 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

1.
PLEASE INSERT THE NAME OF THE LIMITED LIABILITY COMPANY AS IT APPEARS ON RECORD:

CROSSMAN COMMUNITIES OF TENNESSEE, LLC

IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

CROSSMANN COMMUNITIES OF TENNESSEE, LLC
2.
PLEASE INSERT ANY CHANGES THAT APPLY:

A.	PRINCIPAL ADDRESS: (street)

	CITY	STATE/COUNTY	ZIP CODE
B.	REGISTERED AGENT:

C.	REGISTERED ADDRESS:
STREET

	CITY	STATE	ZIP CODE
D.	OTHER CHANGES:

3.	THE AMENDMENT WAS DULY ADOPTED ON	September	25	1997

		MONTH	DAY	YEAR

(NOTE: PLEASE MARK THE BLOCK THAT APPLIES)

☒
THE BOARD OF GOVERNORS WITHOUT MEMBER APPROVAL, AS SUCH WAS NOT REQUIRED

☐
THE MEMBERS

Organizer/Agent SIGNER'S CAPACITY	/s/ LYNN M. GAGEL SIGNATURE
/s/ Lynn M. Gagel NAME OF SIGNER (TYPED OR PRINTED)
SS-4247	RDA Pending

Corporation Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, TN 37243	CHANGE OF REGISTERED AGENT/OFFICE (BY A LIMITED LIABILITY COMPANY)	For Office Use Only

        Pursuant to the provisions of § 48-208-102(a) of the Tennessee Limited Liability Company Act, the undersigned Limited Liability Company hereby submits this application:

1.
The name of the Limited Liability Company is: CROSSMANN COMMUNITIES OF TENNESSEE, LLC

2.
The street address of its current registered office is: 4273 CHERRY CENTER, SUITE 6, MEMPHIS, TN 38118

3.
If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is: c/o Corporation Service Company 2908 Poston Avenue, Nashville, Tennessee 37203, Davidson County

4.
The name of the current registered agent is: MARK LIVINGSTON

5.
If the current registered agent is to be change, the name of the new registered agent is: Corporation Service Company

6.
After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

May 21, 2002 Signature Date	CROSSMANN COMMUNITIES OF TENNESSEE, LLC Name of Limited Liability Company
President Signer's Capacity	/s/ IAN J. MCCARTHY Signature
/s/ Ian J. McCarthy NAME (TYPED OR PRINTED)
SS-4225 (REV. 8/93)	RDA 2458

Corporation Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, TN 37243	ARTICLES OF AMENDMENT TO THE LIMITED LIABILITY COMPANY	For Office Use Only

LIMITED LIABILITY COMPANY CONTROL NUMBER (IF KNOWN)

PURSUANT TO THE PROVISIONS OF § 48-209-104 OF THE TENNESSEE LIMITED LIABILITY COMPANY ACT, THE UNDERSIGNED ADOPTS FOLLOWING ARTICLES OF AMENDMENT TO ITS LIMITED LIABILITY COMPANY:

PLEASE MARK THE BLOCK THAT APPLIES:

☒
AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.

☐
AMENDMENT IS TO BE EFFECTIVE            ,            (DATE)            (TIME).

(NOT TO BE LATER THAN THE 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

1.
PLEASE INSERT THE NAME OF THE LIMITED LIABILITY COMPANY AS IT APPEARS ON RECORD: CROSSMANN COMMUNITIES OF TENNESSEE, LLC

IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

2.
PLEASE INSERT ANY CHANGES THAT APPLY:

A.	PRINCIPAL ADDRESS:	NORTHPARK BUILDING 400, 1000 ABERNATHY RD., SUITE 1200
STREET ADDRESS
	ATLANTA,	GEORGIA	30328

	CITY	STATE/COUNTY	ZIP CODE
B.	REGISTERED AGENT:

C.	REGISTERED ADDRESS:
STREET ADDRESS

	CITY	STATE	ZIP CODE
D.	OTHER CHANGES:

3.
PLEASE COMPLETE THE FOLLOWING SENTENCE BY FILLING IN THE DATE AND BY CHECKING ONE OF THE TWO BOXES:

THE AMENDMENT WAS DULY ADOPTED ON	July	25,	2003

	MONTH	DAY	YEAR
BY THE
☐
BOARD OF GOVERNORS WITHOUT MEMBER APPROVAL AS SUCH WAS NOT REQUIRED

☒
MEMBERS

/s/ Teresa Dietz, Secretary SIGNER'S CAPACITY	/s/ TERESA R. DIETZ SIGNATURE
/s/ Teresa R. Dietz NAME OF SIGNER (TYPED OR PRINTED)
SS-4247 (REV. 5/01)	Filing Fee: $20.00	RDA 2458

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  Exhibit 3.1(s)